Investments in Companies Accounted for at Equity (Details) - Schedule of Investment in TSG Equity Method - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Investment in companies accounted for at equity method
Shares	$ 11,073	$ 11,291
Capital note	7,925	8,168
Total	18,998	19,459
Long-term investments and receivables
Dividend preference derivative at fair value through profit or loss	$ 3,000	$ 3,000